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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

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       Date of Report (Date of earliest event reported) November 23, 2004


                                   CULP, INC.

             (Exact name of registrant as specified in its charter)


       North Carolina                  0-12781                   56-1001967

(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)


                              101 South Main Street
                        High Point, North Carolina 27260
                    (Address of principal executive offices)

                                 (336) 889-5161
              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)


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                                      INDEX
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                                                                          Page
                                                                          ----
Item 2.02     Results of Operations and Financial Condition                 3

Item 9.01(c)  Exhibits                                                      3

Signature                                                                   4

Exhibits

Item 2.02 - Results of Operations and Financial Condition

On November 23, 2004, Culp, Inc. (the "Registrant" or the "company") issued a news release to announce its financial results for the second quarter ended October 31, 2004. The news release is attached hereto as Exhibit 99(a).

Also on November 23, 2004, the Registrant released a Financial Information Release containing additional financial information and disclosures about the Registrant's second quarter ended October 31, 2004. The Financial Information Release is attached hereto as Exhibit 99(b).

The news release and Financial Information Release contain disclosures about free cash flow, a non-GAAP performance measure, that management believes provides useful information to investors because it measures the company's available cash flow for potential debt repayment, stock repurchases and additions to cash and cash equivalents. In addition, the news release and Financial Information Release contain proforma income statement information, which reconciles the reported and projected income statement information with proforma results, which exclude restructuring and related charges and goodwill impairment. The company has included this proforma information in order to show operational performance excluding the effects of restructuring and related charges and goodwill impairment that are not expected to occur on a regular basis. Management believes this presentation aids in the comparison of financial results among comparable financial periods.

Forward Looking Information. This Report and the exhibits attached hereto contain statements that may be deemed "forward-looking statements" within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and
Section 27A of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties. Further, forward-looking statements are intended to speak only as of the date on which they are made. Forward-looking statements are statements that include projections, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as "expect," "believe," "estimate," "plan" and "project" and their derivatives, and include but are not limited to statements about the company's future operations, production levels, sales, SG&A or other expenses, margins, gross profit, operating income, earnings or other performance measures. Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on the company's business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect the company adversely. In addition, strengthening of the U. S. dollar against other currencies could make the company's products less competitive on the basis of price in markets outside the United States. Also, economic and political instability in international areas could affect the company's operations or sources of goods in those areas, as well as demand for the company's products in international markets. Finally, unanticipated delays or costs in executing restructuring actions could cause the cumulative effect of restructuring actions to fail to meet the objectives set forth by management. Other factors that could affect the matters discussed in forward looking statements are included in the company's periodic reports filed with the Securities and Exchange Commission.

Item 9.01 (c) -- Exhibits

99(a) News Release dated November 23, 2004

99(b) Financial Information Release dated November 23, 2004

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CULP, INC.
                                           (Registrant)


                                       By: Franklin N. Saxon
                                           -----------------
                                           President and Chief Operating Officer

                                       By: Kenneth R. Bowling
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                                           Vice President-Finance, Treasurer


Dated: November 23, 2004
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